ASSIGNMENT AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

That **PHOENIX OIL & GAS LLC.**, hereinafter called Assignor, for and in the receipted sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby assign, transfer, sell and convey in an as is/ where is condition unto **LIBERTY ENERGY CORP**, hereinafter called Assignee,(i) **a TWO PERCENT (2%) percent working interest (being a NRI of 75%), OF THE WELLBORE DESCRIBED IN EXHIBIT "A"**, in and to the Lease described in Oil and Gas Leases, granted to **MAMEROW ENERGY CORP**, as Lessee and covering the following described land in Jackson County, State of Texas:

(See Exhibits "A" attached hereto for description of the Wellbore)

together with all rights incident thereto, the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

For the same consideration, the Assignor covenants with the Assignee, its heirs, successors, legal representatives or assigns that the Assignor is the lawful owner of and has good title to the interest herein assigned in and to said Lease, estate, rights and property, free and clear from all liens, encumbrances or adverse claims that said Lease is a valid and subsisting Lease on the lands above described.

EXECUTED this 30 day of March, 2010 ~~day of November 2009~~.

ASSIGNOR:

PHOENIX OIL & GAS LLC

BY: [signature]
Ryan Hudson, Member

BY: [signature]
Mike Carey, Member

STATE OF TEXAS
COUNTY OF TRAVIS

Before me, the undersigned authority, on this day personally appeared Ryan Hudson and Mike Carey, Members of PHOENIX OIL & GAS LLC., A Texas Corporation, known to me to be the identical persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this 30 day of March, 2010 ~~day of November, A.D., 2009~~.

KRISTIN MARIE RICHTER
Notary Public, State of Texas
My Commission Expires
August 19, 2012

Kristin Marie Richter [signature]
Notary Public in and for Jackson County, Texas

ASSIGNEE:

LIBERTY ENERGY CORP.

BY: ______________________
Authorized Signer

STATE OF TEXAS
COUNTY OF HARRIS
Before me, the undersigned authority, on this day personally appeared ____________________, Authorized Signers of Liberty Energy Corp, A Viable Corporation, known to me to be the identical person whose names are subscribed to the foregoing instrument, and acknowledged to me that they executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this 16 day of ~~November~~ FEBRUARY, A. D., ~~2009~~ 2010.

____
Notary Public in and for ~~Harris County, Texas~~ ENGLAND + WALES

THOMAS PATRICK O'DONNELL
(PERSONAL IDENTITY VERIFIED

(THIS PORTION LEFT INTENTIONALLY BLANK)

EXHIBIT "A"

Attached to and made a part of that certain Assignment and Bill of Sale
By and between MAMEROW ENERGY CORP, as Assignor and
PHOENIX OIL & GAS LLC, as Assignee effective as of November 1, 2009.

SCHEDULE OF LEASES

Lessor:	James N. Stoffer, Terry S. Hewitt, Frank Allen Ratliff and Joel Scott Ratliff
Lessee:	**MAMEROW ENERGY CORP**
Date:	April 1, 2009
Recorded:	Volume _____, Page ____, Deed Records of Jackson County, Texas

LEASE DISCRIPTION

BEING: 81.19 acres, more or less, being part of the W. H. Robinson Survey, A-404, out of Section No. 10 of the Morris & Cunningham Survey in Jackson County, Texas and being more particularly described in Oil & Gas Lease dated October 14, 1932 and recorded in Vol. 83, Page 202, Deed Records, Jackson County, Texas.

(Assignment of wellbore only)

WELLBORE/S :

API	RRC #:	Lease Name	Well Num
42-239-31414	08603	RATLIFF	1
42-239-32423	150131	RATLIFF	1R
42-239-31477	158292	RATLIFF	2
42-239-03833	063894	RATLIFF, GENE -C-	4